EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Flint Telecom Group, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Charles K. Dargan, II, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED: November 13, 2008 /S/ Charles K. Dargan, II ------------------------------ CHARLES K. DARGAN, II CHIEF FINANCIAL OFFICER